Prepaid Expenses and Other Current Assets (Details) - Schedule of prepaid expenses and current assets - USD ($)		Dec. 31, 2020	Dec. 31, 2019
Schedule of prepaid expenses and current assets [Abstract]
Other receivables, net		$ 909,046	$ 204,432
Loan receivable	[1]	160,087
Prepaid expenses	[2]	6,066	4,610
Total		$ 1,075,199	$ 209,042

[1]	It includes $800,000 receivable from an unrelated third party in a normal course of business, which was subsequently collected on January 22, 2021.
[2]	On January 13, 2020, the Company entered into a loan agreement in the principal amount of RMB1,000,000 (approximately $153,193) to an unrelated party, which was restricted for its operating activities, to improve the utilization and efficiency of the Company’s free cash. The loan was due by January 13, 2021 at a rate of 4.5% per annum. The principle and the accrued interest have been repaid by February 4, 2021.